SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       January 5, 1999 (December 18, 1998)



                               Emerson Radio Corp.
             (Exact name of registrant as specified in its charter)



    Delaware                          0-25226                   22-3285224
(State or other                   (Commission File             (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


                   9 Entin Road, Parsippany, New Jersey 07054
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (973) 884-5800


                                 Not Applicable
          (Former name or former address, if changed since last report)



Item 5.  Other Events

          Incorporated herein by reference is a press release attached hereto as
Exhibit 5(a) and previously released by Registrant through media sources concerning a proposal for the acquisition of a majority interest in the Company's common stock by Oaktree Capital Management, LLC.

                                 Exhibits Index:

         Description of Exhibit

         5(a)     Press Release

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Emerson Radio Corp.




Date:  January 5, 1999                      By: /s/ Geoffrey P. Jurick
                                                    Geoffrey P. Jurick
                                                    Chairman of the Board,
                                                    Chief Executive Officer
                                                    and President